UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary shares, par value $0.001 per share	VNTR	NewYork Stock Exchange

Item 1.01 — Entry into a Material Definitive Agreement.

On June 20, 2019, Venator Materials PLC and certain of its wholly-owned subsidiaries entered into the First Incremental Amendment to the Revolving Credit Agreement (the “Amendment”) dated as of August 8, 2017 (as amended, the “ABL Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

Among other things, the Amendment provides for an increase in the revolving loan commitments (the “Additional Revolving Commitments” and the loans thereunder, the “Additional Revolving Loans”) pursuant to the ABL Credit Agreement in the amount of $50 million.  The Additional Revolving Loans will be available for permitted purposes under the ABL Credit Agreement.  Borrowings of Additional Revolving Loans will be limited by a borrowing base as set forth in the Amendment and the ABL Credit Agreement.  The Additional Revolving Commitments and Additional Revolving Loans will otherwise have terms identical to the existing revolving facility under the ABL Credit Agreement that matures on August 8, 2022.

The foregoing does not constitute a complete summary of the terms of the Amendment. The description of the terms of the Amendment is qualified in its entirety by reference to such agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1

First Incremental Amendment to Revolving Credit Agreement, dated as of June 20, 2019, by and among Venator Materials PLC, the borrowers and guarantors party thereto, the incremental lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ Sean Pettey
Sean Pettey
Assistant Secretary

Dated: June 24, 2019